UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 24, 2025
Date of Report (date of earliest event reported)
___________________________________

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)
___________________________________

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii 96813
(Address of principal executive offices and zip code)

(808) 544-0500
(Registrant’s telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition

On July 25, 2025, Central Pacific Financial Corp. (the "Company") issued a press release regarding its results of operations and financial condition for the quarter ended June 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 24, 2025, the Company’s board of directors (the "Board") approved and adopted the Company’s amended and restated bylaws (the "Amended and Restated Bylaws"), which became immediately effective. Among other things, the Amended and Restated Bylaws:

•enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding other business at shareholder meetings;
•specify the powers of the Board and the chair of a shareholder meeting to regulate conduct at a meeting and to adjourn a meeting;
•provide procedural requirements for shareholders demanding special meetings of shareholders;
•clarify the applicable voting standard at meetings of shareholders for matters other than the election of directors;
•require that all director candidates make themselves available for interviews with members of the Board; and
•implement non-substantive, technical, and conforming changes, including removing obsolete provisions.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On July 25, 2025, the Company will hold an investor conference call and webcast to discuss financial results for the quarter ended June 30, 2025, including the attached press release and other matters relating to the Company.

The Company has also made available on its website a slide presentation containing certain additional information about the Company's financial results for the quarter ended June 30, 2025 (the "Earnings Supplement"). The Earnings Supplement is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. All information in Exhibit 99.2 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided except as required by law.

The Earnings Supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the attached presentation as well as in the Company’s other documents filed with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

The information provided in Items 2.02 and 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information in Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits

Exhibit No.
3.1	Central Pacific Financial Corp. Bylaws (as amended and restated through July 24, 2025)
99.1	Press release dated July 25, 2025
99.2	Earnings Supplement
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date:	July 25, 2025	/s/ Dayna N. Matsumoto
Dayna N. Matsumoto
Executive Vice President and Chief Financial Officer